UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Canton of Vaud,	Switzerland	0-29174	None
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

Logitech International S.A.
EPFL - Quartier de l'Innovation
Daniel Borel Innovation Center
1015 Lausanne, Switzerland
c/o Logitech Inc.
3930 North First Street
San Jose,	California	95134
(Address of principal executive offices and zip code)

(510)	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Not Standing for Re-Election

On July 1, 2024, Logitech International S.A. (“Logitech” or the “Company”) announced that Patrick Aebischer will not stand for re-election to the board of directors (the “Board”) at the Company’s 2024 Annual General Meeting (the “AGM”), when his current term ends, due to the Company's limits on board service, and not due to any disagreement relating to Logitech’s operations, policies or practices.

In addition, Wendy Becker informed Logitech of her decision not to stand for re-election to the Board next year at the Company’s 2025 AGM (assuming Ms. Becker’s re-election at the 2024 AGM). This decision is not due to any disagreement relating to Logitech’s operations, policies or practices.

Item 8.01. Other Information.

Logitech’s directors are elected at the Annual General Meeting of Shareholders, upon proposal of the Board. Each director is elected for a one-year term.

On July 1, 2024, the Board approved the following current directors as nominees for re-election to the Board at the 2024 AGM: Wendy Becker, Edouard Bugnion, Guy Gecht, Christopher Jones, Marjorie Lao, Neela Montgomery, Kwok Wang ‘Frankie’ Ng, Deborah Thomas, and Sascha Zahnd.

In addition, the Board nominated Johanna ‘Hanneke’ Faber, chief executive officer of Logitech, Donald Allan, president and chief executive officer of Stanley Black & Decker, Inc., and Owen Mahoney, former president, chief executive officer and representative director of Nexon Co., Ltd. for election at the 2024 AGM.

d) Exhibits.

Exhibit	Description
99.1	Press release dated July 1, 2024
104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Logitech International S.A.

/s/ Johanna (Hanneke) Faber

Johanna (Hanneke) Faber
Chief Executive Officer

/s/ Samantha Harnett

Samantha Harnett
Chief Legal Officer
July 1, 2024